Ex. 10.25
AMENDMENT NO. 1
TO THE
FIRST INDUSTRIAL REALTY TRUST, INC.
1997 STOCK INCENTIVE PLAN
     AMENDMENT NO. 1 (the “First Amendment”) to the First Industrial Realty Trust, Inc. 1997 Stock Incentive Plan (the “Plan”) established and maintained by First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”). Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.
     WHEREAS, the Company’s common stock is listed on the New York Stock Exchange (“NYSE”);
     WHEREAS, the NYSE has required that all listed securities be eligible for the Direct Registration System (“DRS”) by March 31, 2008, and DRS is intended to facilitate the issuance, ownership and transfer of the Company’s common stock in uncertificated form;
     WHEREAS, the Plan currently contemplates the issuance of certificates to represent awarded shares;
     WHEREAS, section 12 of the Plan reserves to the Board the right to amend the Plan at any time; and
     WHEREAS, the Board desires to amend the Plan to permit the issuance of awarded shares in uncertificated form.
     NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended by this First Amendment as follows:
SECTION 1. Amendments to Plan.
     1. Section 5(iv) is hereby amended by deleting the words “certificates representing” in the final paragraph thereof.
     2. Section 6(c) is hereby amended by replacing the existing phrase “certificates evidencing shares of Restricted Stock” with the phrase “if certificates are issued to evidence shares of Restricted Stock, such certificates”.
     3. Section 7(c) is hereby amended by deleting the existing phrase “a stock certificate evidencing the acquisition of” from the second sentence thereof.
     4. Section 15(a) is hereby amended by replacing the final sentence of such section with the sentence, “The Company may, as it deems appropriate: (i) require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, (ii) make a notation within any electronic recordation system for ownership of shares, or (iii) utilize other reasonable means to evidence such shares have not been registered under the Securities Act of 1933.”

     5. Section 15(b) is hereby amended by inserting at the beginning of the first sentence of such section the phrase, “If stock certificates are issued to evidence shares awarded under this Plan,”.
SECTION 2. Effective Date of the Amendment; Ratification and Confirmation.
     This Amendment shall become effective upon approval by the Board of Directors of the Company. In all other respects, the Plan is hereby ratified and confirmed.
SECTION 3. Governing Law.
     THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT SUCH LAW IS PREEMPTED BY FEDERAL LAW.